UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: August 9, 2010

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 9, 2010, National CineMedia, Inc. (the “Company”) filed a Registration Statement on Form S-3 with the Securities and Exchange Commission to register an additional 8,722,428 shares of Common Stock pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and General Instruction IV of Form S-3. The Registration Statement incorporates by reference the contents of the Company’s Registration Statement on Form S-3 (File No. 333-162933) including each of the documents filed by the Company with the Securities and Exchange Commission and incorporated or deemed to be incorporated by reference therein and all the exhibits thereto. The Registration Statement was automatically effective upon filing.

On August 9, 2010, the Company issued a press release announcing that two of its founding members, AMC Entertainment Inc. and its affiliates and Regal Entertainment Group and its affiliates, intend to offer, subject to market and other conditions, an aggregate 10,700,000 shares of the Company’s common stock in a registered underwritten public offering and have granted the underwriters an option for 30 days to purchase up to 1,337,500 additional shares of the Company’s common stock to cover overallotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of National CineMedia, Inc. dated August 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: August 9, 2010	By:	/s/ Ralph E. Hardy
Ralph E. Hardy Executive Vice President, General Counsel and Secretary